SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               -----------------

                        Date of Report (Date of earliest
                       event reported): December 19, 2003

                              Center Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

      New Jersey                         2-81353                 52-1273725
(State of incorporation)         (Commission File Number)      (IRS Employer
                                                             Identification No.)

 2455 Morris Avenue, Union, New Jersey                              07083
(Address of principal executive offices)                          (Zip Code)

                                 (908) 688-9500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On December 19, 2003, Center Bancorp, Inc. announced that it completed the issuance of $5.0 million in floating rate MMCapS(SM) Securities, through a pooled offering with Sandler O'Neill & Partners, L.P issued through Center Bancorp Statutory Trust II, a newly formed subsidiary of Center Bancorp. Center Bancorp issued the press release attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Press release dated December 19, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTER BANCORP, INC.


                                        By: /s/ Anthony C. Weagley
                                           -------------------------------------
                                           Name:  Anthony C. Weagley
                                           Title: Vice President and Treasurer

Date: December 22, 2003


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